SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 10, 2000
                Date of Report (Date of earliest event reported)

                             FIDELITY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                000-29182                11-3292094
       (State or other          (Commission              (IRS Employer
       jurisdiction of          File Number)           Identification No.)
       incorporation)

                  80-02 Kew Gardens Road, Kew Gardens, NY 11415
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 718/520-6500

                           PART II. OTHER INFORMATION

Item 5. Other Events

      On May 10, 2000, our Board of Directors authorized the repurchase of up to 1,000,000 shares of our outstanding common stock. We intend to repurchase shares depending on market conditions and the price per share.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FIDELITY HOLDINGS, INC.
                                                (Registrant)

                                                /s/ Doron Cohen
                                                --------------------------------
                                                Doron Cohen, President and Chief
                                                Executive Officer

Dated: May 11, 2000